

                                                                  Exhibit 10.13





                                WARRANT AGREEMENT

                                 BY AND BETWEEN

                                STREAMLINE, INC.

                                       AND

                           THE PURCHASERS NAMED HEREIN



                           DATED AS OF APRIL 15, 1998





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                                      -2-

                                TABLE OF CONTENTS

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                                                                                                   PAGE
                                                                                                   ----
ARTICLE I.   WARRANT CERTIFICATES....................................................................1
         Section 1.1.  FORMS OF WARRANT CERTIFICATES.................................................1
         Section 1.2.  EXECUTION OF WARRANT CERTIFICATES.............................................1
         Section 1.3.  REGISTRATION OF WARRANT CERTIFICATES..........................................2
         Section 1.4.  EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES.................................2
         Section 1.5.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT CERTIFICATE......................2
         Section 1.6.  CANCELLATION OF WARRANT CERTIFICATES..........................................3

ARTICLE II.   WARRANT EXERCISE PRICE, VESTING AND EXERCISE OF WARRANTS...............................3
         Section 2.1.  EXERCISE PRICE................................................................3
         Section 2.2.  VESTING.......................................................................3
         Section 2.3.  REGISTRATION OF WARRANTS AND WARRANT SHARE....................................5
         Section 2.4.  PROCEDURE FOR EXERCISE OF WARRANTS............................................5
         Section 2.5.  ISSUANCE OF COMMON STOCK......................................................7
         Section 2.6.  CERTIFICATES FOR UNEXERCISED WARRANTS.........................................8
         Section 2.7.  RESERVATION OF SHARES.........................................................8
         Section 2.8.  NO IMPAIRMENT.................................................................8

ARTICLE III.   ADJUSTMENTS AND NOTICE PROVISIONS.....................................................8
         Section 3.1.  ADJUSTMENT OF EXERCISE PRICE..................................................9
         Section 3.2.  SALES OF CERTAIN SECURITIES...................................................11
         Section 3.3.  NO ADJUSTMENTS TO EXERCISE PRICE..............................................12
         Section 3.4.  ADJUSTMENT OF NUMBER OF SHARES................................................12
         Section 3.5.  REORGANIZATIONS...............................................................13
         Section 3.6.  VERIFICATION OF COMPUTATIONS..................................................13
         Section 3.7.  NOTICE OF CERTAIN ACTIONS.....................................................14
         Section 3.8.  CERTIFICATE OF ADJUSTMENTS....................................................14
         Section 3.9.  WARRANT CERTIFICATE AMENDMENTS................................................15
         Section 3.10.  FRACTIONAL SHARES............................................................15

ARTICLE IV. MISCELLANEOUS............................................................................15
         Section 4.1.  PAYMENT OF TAXES AND CHARGES..................................................15
         Section 4.2.  CHANGES TO AGREEMENT..........................................................16
         Section 4.3.  ASSIGNMENT....................................................................16
         Section 4.4.  SUCCESSOR TO COMPANY..........................................................16
         Section 4.5.  REPORTS.......................................................................16
         Section 4.6.  NOTICES.......................................................................18
         Section 4.7.  DEFECTS IN NOTICE.............................................................19


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
         Section 4.8.  GOVERNING LAW.................................................................19
         Section 4.9.  STANDING......................................................................19
         Section 4.10. HEADINGS......................................................................19
         Section 4.11. COUNTERPARTS..................................................................19
         Section 4.12. AVAILABILITY OF THE AGREEMENT.................................................19
         Section 4.13. ENTIRE AGREEMENT..............................................................20


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT, dated as of April 15, 1998, is entered into by and between Streamline, Inc., a Delaware corporation (the "Company"), and the undersigned purchasers (the "Purchasers").

                                   WITNESSETH:

         WHEREAS, the Company proposes to sell pursuant to a Securities Purchase Agreement, dated as of April 15, 1998 (the "Securities Purchase Agreement"), by and between the Company and the Purchasers, units consisting of Senior Discount Notes in the aggregate principal amount of $7,770,000 (as defined in the Securities Purchase Agreement) and warrants (each, a "Warrant," and collectively, the "Warrants") to purchase up to an aggregate of 850,000 shares (subject to adjustment and vesting as set forth herein) of the common stock, par value $.01 per share, of the Company (the "Common Stock") (the Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

         NOW, THEREFORE, in consideration of the premises and of the mutual agree herein contained, the parties hereto agree as follows:

                                   ARTICLE I.
                              WARRANT CERTIFICATES

         SECTION 1.1. FORMS OF WARRANT CERTIFICATES. The warrant certificates (the "Warrant Certificates") shall be issued in registered form only and, together with the form of the election to purchase (the "Election to Purchase"), and assignment (the "Assignment") to be attached thereto, shall be substantially in the form of EXHIBIT A attached hereto and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as art not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

         SECTION 1.2. EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer or any Vice President and attested to by its Secretary or Assistant Secretary, either manually or by facsimile signature printed thereon. In case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company either before or after delivery thereof by the Company to any Purchaser, the signature of such person on such Warrant Certificates shall be valid nevertheless and such Warrant Certificates may be issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

         SECTION 1.3. REGISTRATION OF WARRANT CERTIFICATES. The Company shall number and register the Warrant Certificates in a register as they are needed. The Company may deem and treat the registered holder(s) of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof for all purposes.

         SECTION 1.4. EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. The Warrants (and any Warrant Shares issued upon exercise of the Warrants) shall bear such restrictive legend or legends as may be required by the Securities Purchase Agreement and as may be required by law and shall be transferable only in accordance with the terms of this Agreement and the Securities Purchase Agreement.

         The Company may from time to time register the transfer of any outstanding Warrant Certificates in a warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s).

         Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at the address set forth in Section 4.6 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate a like number of Warrant Shares and Base Amount (as defined in Section 2.2 hereof): PROVIDED that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares. The number of Warrant Shares represented by a Warrant issued by the Company upon the exchange or transfer of a Warrant shall be equal to the sum of
(i) the number of Warrant Shares with respect to which such Warrant is exercisable on the date of such transfer or exchange, plus (ii) the number of Warrant shares with respect to which such Warrant could in the future become exercisable pursuant to Section 2.2 hereof (without regard to any Partial Expiration that has not occurred as of the date of such transfer or exchange).

         SECTION 1.5. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT CERTIFICATE. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and

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                                      -3-

substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrant Shares and Base Amount (as defined in Section 2.2 hereof). If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide indemnity sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         SECTION 1.6. CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section 2.6 hereof in case of the exercise of less than all of the Warrant Shares evidenced by a Warrant Certificate or in Section 1.4 in an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

                                   ARTICLE II.
             WARRANT EXERCISE PRICE, VESTING AND EXERCISE OF WARRANTS

         SECTION 2.1. EXERCISE PRICE. Each Warrant Certificate shall, when signed by the Chief Executive Officer or any Vice President and attested to by the Secretary or Assistant Secretary of the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, the number of fully paid and nonassessable Warrant Shares evidenced thereby (to the extent that (i) the Warrant Shares subject to such Warrant Certificate have vested pursuant to Section 2.2 hereof, and (ii) the Warrant Shares subject to such Warrant Certificate have not expired pursuant to a Partial Expiration (as defined in Section 2.4 hereof)) at a purchase price of $3.50 per share (the "Initial Exercise Price") or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full in accordance with Section 2.4 hereof, at the time of exercise of the Warrant. Except as the context otherwise requires, the term "Exercise Price" as used in this Agreement shall mean the purchase price of one share of Common Stock, reflecting all appropriate adjustments made in accordance with the provisions of
Article III hereof.

         SECTION 2.2. VESTING. Notwithstanding anything in this Agreement or in any Warrant Certificate to the contrary, only those Warrant Shares that have become vested pursuant to the provisions of this Section 2.2 may be

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                                      -4-

acquired or purchased upon exercise of Warrants. Warrant Shares shall vest in the manner and at the times specified in this Section 2.2. With respect to each Warrant Certificate, the "Base Amount" shall initially be the number of Warrant Shares represented by such Warrant Certificate on the date hereof, which Base Amount shall be adjusted pursuant to Section 3.4 hereof. In the case of a Warrant Certificate that is transferred in part, pursuant to Section 1.4 hereof (a "Transferred Warrant Certificate"), the Base Amount of each new Warrant Certificate issued to each transferee of a portion of the Transferred Warrant Certificate shall be determined by the transferor of the Transferred Warrant Certificate at the time of such transfer; provided that the aggregate Base Amounts of all new Warrant Certificates issued as a result of the transfer of the Transferred Warrant Certificate shall initially equal the Base Amount of the Transferred Warrant Certificate (as adjusted pursuant to Section 3.4 hereof through the date of such transfer), and shall be adjusted thereafter pursuant to
Section 3.4 and upon any subsequent transfers as described in this Section 2.2. The Base Amount of a Warrant Certificate shall not be adjusted as a result of a Partial Expiration (as defined in Section 2.4 hereof). The Warrant Certificates are subject to the following vesting provisions:

         (a) Each Warrant Certificate shall be immediately vested and exercisable as to 52.9412% of the Base Amount (rounded up to the nearest whole share) of such Warrant Certificate.

         (b) On October 15, 1998, if the Company has not, between the date hereof and October 14, 1998, completed one or more sales of the Company's capital stock (other than debt convertible into capital stock of the Company) on terms satisfactory to DDJ Capital Management, LLC ("DDJ"), in its reasonable discretion, resulting in proceeds to the Company of at least $3.5 million, each Warrant Certificate shall become vested and exercisable with respect to an additional 11.7647% of the Base Amount (rounded up to the nearest whole share) of such Warrant Certificate (as adjusted pursuant to Section 3.4 hereof through October 15, 1998).

         (c) On January 15, 1999, if the Company has not, between the date hereof and January 14, 1999, completed one or more sales of the Company's capital stock (other than debt convertible into capital stock of the Company) (including without limitation sales pursuant to Section 2.2(b) hereof) on terms satisfactory to DDJ, in its reasonable discretion, resulting in proceeds to the Company of at least $7.0, million, each Warrant Certificate shall become vested and exercisable with respect to an additional 11.7647% of the Base Amount (rounded up to the nearest whole share) of such Warrant Certificate (as adjusted pursuant to Section 3.4 hereof through January 15, 1999).

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                                      -5-

         (d) On April 1, 1999, and on the first day of each calendar quarter thereafter through January 1, 2001, if the Company has not, prior to such date,
(i) completed an initial public offering of its securities resulting in proceeds to the Company of at least $25,000,000 (a "Qualifying Offering") or (ii) completed a sale of substantially all of the assets of the Company or a merger pursuant to which merger the stockholders of the Company receive consideration, in cash or securities of a class that is registered under Securities Exchange Act of 1934, as amended, and listed on a national securities exchange, at least equal in value to the value (as determined in good faith by the Company's Board of Directors) of the Company's tangible and intangible assets (such sale or merger, a "Qualifying Sale"), each Warrant Certificate shall become vested and exercisable with respect to an additional 2.9412% of the Base Amount (rounded up to the nearest whole share) of such Warrant Certificate on such date (as adjusted pursuant to Section 3.4 hereof through the applicable vesting date). On the date on which the Company completes a Qualifying Offering or a Qualifying Sale, the Warrant Certificate shall become ineffective as to any unvested Warrant Shares as of that date.

         SECTION 2.3. REGISTRATION OF WARRANTS AND WARRANT SHARE. The Company shall secure the effective registration of the Warrant Shares for resale under the Securities Act upon the terms and subject to the conditions set forth in the Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") between the Company and the Purchasers. Promptly after a registration statement under the Securities Act covering the Warrant Shares has become effective, the Company shall cause notice thereof together with a copy of the prospectus covering the Warrant Shares to be mailed to each registered Holder.

         SECTION 2.4. PROCEDURE FOR EXERCISE OF WARRANTS. Subject to the provisions of Section 2.2 hereof, the Warrants may be exercised at any time prior to the Expiration Date (as hereinafter defined) at the Exercise Price. The Warrants shall expire at 5:00 p.m., New York City time, on the date that is the earlier of (i) April 15, 2005, or (ii) the fifth anniversary of the completion of an initial public offering of the Company's securities resulting in proceeds to the Company of at least $25,000,000 (the "Expiration Date"). Notwithstanding the foregoing sentence, each Warrant Certificate may expire prior to the Expiration Date with respect to a portion of the Warrant Shares represented by such Warrant Certificate as follows: (i) in the event that all Senior Discount Notes (as defined in the Securities Purchase Agreement) have been redeemed by the Company as of a date prior to the date that is six months after the date hereof, each Warrant Certificate shall expire and become unexercisable with respect to 5.8824% of the Base Amount of such Warrant Certificate, and (ii) in the event that all Senior Discount Notes have been redeemed by the Company as of a date that is on or after the date that

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                                      -6-

is six months after the date hereof and prior to the date that is nine months after the date hereof, on the date that the last Senior Discount Note is redeemed, each Warrant Certificate shall expire and become unexercisable with respect to 2.9412% of the Base Amount of such Warrant Certificate. A partial expiration of a Warrant Certificate pursuant to the preceding sentence shall be called a "Partial Expiration." Warrant Shares as to which a Warrant Certificate becomes unexercisable as a result of a Partial Expiration shall be allocated pro rata among the Warrant Shares with respect to which such Warrant Certificate is exercisable as of immediately prior to such Partial Expiration and the Warrant Shares with respect to which such Warrant Certificate may, in the future, vest pursuant to Section 2.2 hereof. The Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the Company at its address set forth in Section
4.6 hereof, together with the Election to Purchase duly completed and executed, accompanied by payment in full, as set forth below, to the Company of the Exercise Price for each Warrant Share in respect of which such Warrants are being exercised, and if the holder of any Warrants being exercised is not the original holder of such Warrants and if requested by the Company, a duly executed instrument or certificate, in form and substance satisfactory to the Company, pursuant to which such Holder makes such representations and warranties and provides such information as may reasonably be required solely in order to confirm compliance with applicable securities laws. Such Exercise Price shall be paid in full by (i) cash or a certified check or a wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased or (ii) delivery to the Company of Senior Discount Notes having a value (which shall be the Accreted Value (as defined in the Securities Purchase Agreement) of such Notes plus any accrued interest thereon through the time of exercise). In the alternative, the Holder of a Warrant
Certificate may exercise its right to purchase some or all of the Warrant Shares subject to such Warrant Certificate, on a net basis, such that, without the exchange of any funds, such Holder receives that number of Warrant Shares subscribed to pursuant to such Warrant Certificate less that number of shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by such Holder for the number of Warrant Shares subscribed to pursuant to such Warrant Certificate (hereinafter, a "Net Cashless Exercise").

         As used herein: (a) the term "Fair Market Value," on a per share basis, means the average of the daily Closing Prices (as hereinafter defined) of the Common Stock for the five (5) consecutive Trading Days (as hereinafter defined) ending the Trading Day immediately preceding the Date of Exercise (the "Fair Market Value Measurement Period"); (b) the term "Date of Exercise" with respect to any Warrant means the date on which such

Warrant is exercised as provided herein; (c) the term "Closing Price" for any date shall mean, the last sale price reported in THE WALL STREET JOURNAL regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or, if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the last sale price as reported on The Nasdaq Stock Market, Inc.'s National Market ("Nasdaq") or its successor, if any, or if the Common Stock is not so reported, the average of the reported bid and asked prices in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company or, if the Common Stock is not quoted in the over-the-counter market, the fair value thereof determined in good faith by the Company's Board of Directors as of a date which is within 15 days of the date as of which the determination is to be made; and (d) the term "Trading Days" with respect to the Common Stock means (i) if the Common Stock is quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

         SECTION 2.5. ISSUANCE OF COMMON STOCK. As soon as practicable after the Date of Exercise of any Warrants, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of full Warrant Shares, registered in accordance with the instructions set forth in the Election to Purchase, together with cash for fractional shares as provided in Section
3.10. All Warrant Shares issued upon the exercise of any Warrants shall (subject to Section 11.12 of the Securities Purchase Agreement, this Warrant and applicable securities laws) be validly authorized and issued, fully paid, non-assessable, free of preemptive rights and (subject to Section 4.1 hereof) free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such certificate for Warrant Shares is issued shall be deemed for all purposes to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

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                                      -8-

         SECTION 2.6. CERTIFICATES FOR UNEXERCISED WARRANTS. In the event that, prior to the Expiration Date, a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise a new Warrant Certificate representing the remaining Warrant Shares shall be issued and delivered pursuant to the provisions hereof; PROVIDED that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

         SECTION 2.7. RESERVATION OF SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued shares of Common Stock which may then be issuable upon the exercise in fall of all outstanding Warrants. The Company shall from time to time take all action which may be necessary or appropriate so that the Warrant Shares, immediately upon their issuance following an exercise of Warrants, will be listed or quoted, as the case may be, on the principal securities exchanges or markets within the United States of America, if any, on which other shares of the Common Stock are then listed.

         SECTION 2.8. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of any Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants, provided that this clause (c) shall not require the Company to register the issuance of Warrant Shares under the Securities Act of 1933, as amended. Notwithstanding the foregoing paragraph, the Company shall not be required to issue Warrant Shares upon the exercise of any Warrant if such issuance would result in a violation by the Company of any applicable law.

                                  ARTICLE III.
                        ADJUSTMENTS AND NOTICE PROVISIONS

         SECTION 3.1. ADJUSTMENT OF EXERCISE PRICE. Subject to the provisions of this Article III, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

         (a) In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under Subsection 3.1(c) hereof. Such adjustment shall be made successively whenever any event specified above shall occur.

         (b) In case the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of its Common Stock entitling them to subscribe for or purchase shares of its Common Stock at a price per share less than the Exercise Price on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Exercise Price on such record date, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidences of its indebtedness or
(iii) of assets (excluding cash dividends or distributions (other than extraordinary cash dividends or distributions), and dividends or distributions referred to in Subsection 3.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants convertible or exchangeable securities referred to Subsection 3.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Fair Market Value per share. Such adjustment shall be made successively whenever such a record date is fixed; provided, however, that in no event shall the exercise price be less than the par value per share of the Common Stock, which shall not be greater than $.01 per share. In the event that such distribution is not so made, or that such distribution, by its express terms, is intended to be made, and is in fact made, to all holders of Warrant Shares upon exercise of their respective Warrants, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

         (d) In the event that there shall have occurred prior to any date on which a calculation of the Fair Market Value of the Common Stock is contemplated by this Agreement (a "Computation Date") any event described in Subsection 3.1(a), 3.1(b) or 3.1(c) which shall have become effective with respect to market transactions at any time (the "Market-Effect Date") within the Fair Market Value Measurement Period, the Closing Price for each Trading Day preceding the Market-Effect Date shall be adjusted, for purposes of calculating such average, by multiplying such Closing Price by a fraction, of which the numerator shall be the Exercise Price as in effect immediately prior to the Computation Date and the denominator of which shall be the Exercise Price as in effect immediately prior to the Market-Effect Date, it being understood that the purpose of this proviso is to ensure that the effect of such event on the market price of the Common Stock shall, as nearly as possible, be eliminated in order that the distortion in the calculation of the Fair Market Value may be minimized.

         SECTION 3.2. SALES OF CERTAIN SECURITIES. (a) In case the Company shall on or after the date hereof issue or sell any shares of Common Stock or any rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding Excluded Securities, as defined in Subsection 3.2(b) below) at a price per share less than the Exercise Price on the date of such issuance or sale (which amount shall be subject to adjustment in the event of a stock dividend, stock split or subdivision, combination or reclassification of the Common Stock), then the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of additional shares of Common Stock the Aggregate Consideration Receivable (as defined in Subsection 3.2(d) below) would purchase at the Exercise Price in effect immediately prior to such issuance or sale (which amount shall be subject to adjustment in the event of a stock dividend, stock split or subdivision, combination or reclassification of the Common Stock), and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever such issuance or sale shall occur. To the extent that any such shares of Common Stock are not so issued or sold or any such rights, options, warrants or convertible or exchangeable securities are not so issued or sold or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unsold shares of Common Stock and such unissued or unsold or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

         (b) "Excluded Securities" means (i) stock options or warrants granted or issued to officers, directors or employees of the Company, (ii) equity securities issued or issuable upon exercise of any stock options or warrants referred to in the foregoing clause (i), (iii) any and all securities issued or issuable upon conversion, exercise or exchange of any convertible securities, warrants or options that are outstanding on the date of this Agreement, (iv) any and all securities sold by the Company pursuant to an underwritten public offering registered under the Securities Act of 1933, as amended, (v) any and all securities approved by the holders of a majority of the Warrant Shares issuable upon exercise of the Warrants (assuming that all Warrants are fully vested pursuant to Section 2.2 hereof), (vi) rights, options, warrants, or convertible or exchangeable securities issued in any of the transactions described in Subsections 3.1(b) or (c) or Section 3.5 hereof, (vii) shares of Common Stock issuable upon the exercise of the Warrants, and

(viii) shares of Common Stock issuable upon exercise of rights, options or warrants or conversion or exchange of convertible or exchangeable securities issued or sold under circumstances causing an adjustment pursuant to this
Section 3.2.

         (c) The price per share of Common Stock referred to in Subsection 3.2(a) above shall be determined by dividing (i) the Aggregate Consideration Receivable in respect of such rights, options, warrants or convertible or exchangeable securities, by (ii) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities.

         (d) "Aggregate Consideration Receivable" means the aggregate amount paid to the Company for such rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby.

         (e) In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" referred to in Subsections 3.2(a) and (c) above and the "Aggregate Consideration Receivable" referred to in Subsections 3.2(c) and (d) above, the Board of Directors of the Company shall determine, in good faith and on a reasonable basis, the fair value of said property.

         SECTION 3.3. NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of Subsection 3.1(a), (b) or
(c) or Subsection 3.2(a) hereof need be made unless such adjustment would amount to a change of at least 0.5% in such Exercise Price, PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this
Section 3.3 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

         SECTION 3.4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to Subsection 3.1(a), (b), or (c) or Subsection 3.2(a) hereof, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares and have that Base Amount (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant and the Base Amount as of immediately prior to such adjustment, respectively, by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

         SECTION 3.5. REORGANIZATIONS. In case of any capital reorganization, other than in the cases referred to in Section 3.1 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised as to such Warrant Shares immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company and any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

         SECTION 3.6. VERIFICATION OF COMPUTATIONS. At the request of any Holder, the Company shall select a firm of independent public accountants (which may be its outside auditors), which selection may be changed from time to time, to verify any computation and/or adjustment made in accordance with this Article
III. The certificate, report or other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this
Article III. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to each Holder.

         SECTION 3.7. NOTICE OF CERTAIN ACTIONS. In the event the Company shall
(a) declare any dividend payable in stock to the holders of its Common Stock or make any other distribution in property other than cash to the holders of its Common Stock, (b) offer to the holders of its Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options, or (c) effect any reclassification of its- Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other am a merger in which no distribution of securities or other property is made to holders of Common Stock) or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company; then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Holder at least thirty (30) days prior to such action; PROVIDED, HOWEVER, that in the event that the Company provides public notice of such action specifying the information set forth below at least fifteen (15) days prior to such action, the Company shall be deemed to have satisfied its obligation to provide notice pursuant to this Section 3.7. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by paragraph (a) or (b) of this Section 3.7, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by this paragraph (c), at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property.

         SECTION 3.8. CERTIFICATE OF ADJUSTMENTS. Whenever any adjustment is to be made pursuant to this Article III, the Company shall prepare a certificate executed by the Chief Financial Officer of the Company, setting forth such adjustments to be mailed to each Holder at least fifteen (15) days prior thereto, such notice to include in reasonable detail (a) the events precipitating the adjustment, (b) the computation of any adjustments, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment. Such Certificate shall be accompanied by the accountant's verification required by Section 3.6 hereof.

         SECTION 3.9. WARRANT CERTIFICATE AMENDMENTS. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; PROVIDED the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

         SECTION 3.10. FRACTIONAL SHARES. The Company shall not be required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article III to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay an amount in cash to the Holder of the Warrants in respect of such final fraction in an amount equal to the Fair Market Value of a share of Common Stock as of the Date of Exercise of such Warrants, multiplied by such fraction. All calculations under this
Section 3.10 shall be made to the nearest hundredth of a share.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         SECTION 4.1. PAYMENT OF TAXES AND CHARGES. The Company will pay all taxes (other than income taxes) and other government charges in connection with the issuance or delivery of the Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any additional transfer taxes in connection with the subsequent transfer of Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than the name in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

         SECTION 4.2. CHANGES TO AGREEMENT. The Company, when authorized by its Board of Directors, with the written consent of Holders of at least a majority of the outstanding Warrants may amend or supplement this Agreement. The Company may, without the consent or concurrence of any Holder, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that the Company shall have been advised by counsel (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company in this Agreement such further covenants and agreements thereafter to be observed, or (c) result in the surrender of any right or power reserved to or conferred upon the Company in this Agreement, in each case which changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders.

         SECTION 4.3. ASSIGNMENT. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns, provided that the Warrants are transferred or assigned pursuant to Section 1.3 hereof and
Section 11.13 of the Securities Purchase Agreement.

         SECTION 4.4. SUCCESSOR TO COMPANY. In the event that the Company merges or consolidates with or into any other corporation or sell or otherwise transfers its property, assets and business substantially as an entirety to a successor corporation, the Company shall use its best efforts to have such successor corporation assume each and every covenant and condition of this Agreement to be performed and observed by the Company, subject to Section 3.5 hereof.

         SECTION 4.5. REPORTS.

         FINANCIAL AND OTHER INFORMATION. The Company will deliver to each Holder who, as of 5 days prior to the date on which document is to be delivered, holds Warrants representing at least 100,000 Warrant Shares in the aggregate, the following:

         (a) as soon as available and in any event within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, an unaudited balance sheet of the Company as at the end of such period and the related unaudited statements of operations, stockholders' equity and changes in cash flow of the Company for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year;

         (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, provided that such information shall also be provided in unaudited form within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such fiscal year and the related audited statement of operations, stockholder's equity and changes in cash flow of the Company for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the report thereon of a firm of independent public accountants of recognized national standing selected by the Company, which report (i) shall state that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and (ii) shall include the opinion of such accountants that such financial statements (x) have been prepared in accordance with generally accepted accounting principles consistent with those applied in prior fiscal periods, except as otherwise specified in such opinion, and (y) present fairly in all material respects the financial condition of the Company at the dates of said financial statements and the results of the Company's operations for the periods covered thereby;

         (c) as soon as available and in any event within 30 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month and the related unaudited statements of operations, stockholders' equity and changes in cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year and setting forth net new subscribers to services provided;

         (d) as soon as available, but in any event within 30 days after commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year; and

         (e) with reasonable promptness, (i) such other notices, information and data with respect to the Company as the Company delivers to the holders of Common Stock, including, promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder), and (ii) such other information and data as the Purchasers may from time to time reasonably request.

Notwithstanding the foregoing, the Company's obligations to deliver the information specified in clauses (c), (d) and (e)(ii) of this Section 4.5 shall terminate once the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (a "Reporting Company"). In addition, once the Company becomes a Reporting Company, the Company shall not be required to deliver the information specified in clauses (a) and (b) to any Holder prior to the date on which such information is filed with the Securities and Exchange Commission.

The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to paragraphs (a) and (c) shall be accompanied by a certificate of the chief financial officer or controller of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

         SECTION 4.6. NOTICES. Any notice or demand required by this Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                  Streamline, Inc.
                  27 Dartmouth Street
                  Westwood, Massachusetts 02090
                  Attn: Chief Executive Officer

                  With a copy to:

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, Massachusetts 02110
                  Attn:, Wayne D. Bennett, Esq.

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the following address:

                  DDJ Capital Management, LLC
                  141 Linden Street, Suite S-4
                  Wellesley, MA 02181
                  Attn: Wendy Schnipper Clayton, Esq.

                  With a copy to:

                  Goodwin, Procter & Hoar LLP

                  Exchange Place
                  Boston, MA 02109-2881
                  Attn: Laura Hodges Taylor, P.C.

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

         SECTION 4.7. DEFECTS IN NOTICE. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to Section 3.1, 3.2 or 3.4 hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

         SECTION 4.8. GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be governed by the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws thereof.

         SECTION 4.9. STANDING. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders of any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, and the Holders.

         SECTION 4.10. HEADINGS. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 4.11. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         SECTION 4.12. AVAILABILITY OF THE AGREEMENT. The Company shall keep copies of this Agreement available for inspection by Holders during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 4.6 hereof.

         SECTION 4.13. ENTIRE AGREEMENT. This Agreement, including the Exhibits referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

                                WARRANT AGREEMENT
                             COMPANY SIGNATURE PAGE

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties as of the day and year first above written.

                                       STREAMLINE, INC.,
                                         a Delaware corporation


                                       By:  /s/ Timothy A. Demello
                                            ------------------------------------
                                                Timothy A. DeMello
                                                Chairman and Chief
                                                Executive Officer

                                WARRANT AGREEMENT
                               PURCHASER SIGNATURE

Accepted and Agreed as of the date first written above.

                                       DDJ Canadian High Yield Fund

                                       By: DDJ Capital Management LLC,
                                           as attorney-in-fact


                                       By: /s/ David J. Breazzano
                                           ------------------------------------
                                            David J. Breazzano
                                            Member

With a copy to:                        Notice Information:
     Wendy Schnipper Clayton, Esq.          Mr. Jay Burnham
     DDJ Capital Management, LLC            DDJ Capital Management, LLC
     141 Linden Street, Suite 4             141 Linden Street, Suite S-4
     Wellesley, MA 02181                    Wellesley, Massachusetts  02181
                                                  Phone: (781) 283-8500
                                                  Fax: (781) 283-8555

                                    Mellon Bank N.A., solely in its capacity as Trustee for General Motors Employees Domestic Group Pension. Trust as directed by DDJ Capital Management LLC, and not in its individual capacity


                                    By: /s/ Bernadette Rist
                                        ----------------------------------------
                                             Bernadette Rist
                                             Authorized Signatory

With a copy to:                     Notice Information:
     Wendy Schnipper Clayton, Esq.          Mr. Jay Burnham
     DDJ Capital Management, LLC            DDJ Capital Management, LLC
     141 Linden Street, Suite 4             141 Linden Street, Suite S-4
     Wellesley, MA 02181                    Wellesley, Massachusetts  02181

                                    EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT IS AVAILABLE. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A SECURITIES PURCHASE AGREEMENT AND A WARRANT AGREEMENT DATED AS OF APRIL 15, 1998, AS AMENDED. FROM TIME TO TIME (THE "SECURITIES PURCHASE AGREEMENT"), A COMPLETE AND CORRECT COPY OF THE FORM OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

No.
   ---------------
                        Certificate for ________Warrants

                                STREAMLINE, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

THIS CERTIFIES that _______________________________, or its registered assigns is the registered holder (the "Registered Holder") of Warrants set forth above, of which____________ are vested on the date of issuance hereof, each of which represents the right to purchase one fully paid and non-assessable share of common stock, par value $.01 per share (the "Common Stock"), of Streamline, Inc., a Delaware corporation (the "Company"), at the Exercise Price (as defined in the Warrant Agreement) at the times specified, and in accordance with the vesting schedule set forth in the Warrant Agreement, by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price, and if the holder of any Warrants being exercised is not the original holder of such Warrants and if requested by the Company, a duly executed instrument or certificate, in form and substance satisfactory to the Company, pursuant to which such Holder makes such representations and warranties and provides such information as may reasonably be required solely in order to confirm compliance with applicable securities, laws, Payment of the Exercise Price shall be made as set forth in the Warrant Agreement (as hereinafter defined). No Warrant may be exercised after 5:00 P.M., New York City time, on the date that is the earlier of (i) the fifth anniversary of the completion of a public offering by the Company raising at least $25,000,000 or (ii) April 15, 2005 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement hereinafter referred to.

         Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement and the Securities Purchase Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants to purchase the shares of the Common Stock will be issued in accordance with instructions in the form of assignment.

         Upon the exercise of less than all of the Warrants to purchase the shares of the Common Stock evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

         Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants to purchase the shares of the Common Stock, upon surrender of this Warrant Certificate at the principal office of the Company.

         Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

         No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share of Common Stock which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing less than one Warrant Share will be issued.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of April 15, 1998 (the "Warrant Agreement") by and among the Company and the Purchasers (as defined in the Warrant Agreement) and is subject to the terms and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

         This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

         The Base Amount of this Warrant (as defined in the Warrant Agreement) is ___________ shares of Common Stock.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

/Seal/                               STREAMLINE, INC.


                                     By:
                                          -------------------------------------
                                     Name:
                                     Title:

/Seal/                               Attest:



                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:   Secretary

                              [Form of Assignment]


         FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the shares of the Common Stock set forth below:

NAME OF ASSIGNEE         ADDRESS       NO. OF WARRANT SHARE       BASE AMOUNT
----------------         -------       --------------------       -----------






and does hereby irrevocably constitute and appoint __________________true and lawful Attorney, to make such transfer on the books of Streamline, Inc., maintained for that purpose, with full power of substitution in the premises.

Dated:                              ,
      ------------------------------

                                                         ----------------------
                                                         Signature



                                                         (Signature must conform
                                                         in all respects to name
                                                         of holder as specified
                                                         on the face of the
                                                         Warrant Certificate.)

                         [Form of Election To Purchase]


         The undersigned hereby irrevocably elects to exercise _______ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
          ---------------------------------------------------------------------
                                     (NAME)

          ---------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


          ---------------------------------------------------------------------
                (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)


DELIVER TO:  -------------------------------------------------------------------
                                                              (NAME)


at ----------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         In full payment of the purchase price with respect to the exercise of Warrants to purchase shares of the Common Stock, the undersigned:

                  hereby tenders payment of $_________ by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company, or;

                  hereby delivers to the Company Senior Discount Notes (as defined in the Securities Purchase Agreement) having a value (which shall be the Accreted Value (as defined in the Securities Purchase Agreement) of such Notes pus any accrued interest thereon through the date hereof) of $_______________; or

                  hereby makes a Net Cashless Exercise (as defined in the Warrant Agreement).

         If the number of Warrants to purchase the shares of the Common Stock hereby exercised is less than the Warrants represented by this

Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised by issued and delivered as follows:

ISSUE TO: ---------------------------------------------------------------------
                                     (NAME)

-------------------------------------------------------------------------------
                          ADDRESS, INCLUDING ZIP CODE)

-------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO --------------------------------------------------------------------
                                     (NAME)


at  ---------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


Date:  ----------------------
                                                         ----------------------
                                                         Signature

                                                         (Signature must conform
                                                         in all respects to name
                                                         of holder as specified
                                                         on the face of the
                                                         Warrant Certificate.)

                                                         PLEASE INSERT SOCIAL
                                                         SECURITY OR TAX I.D.
                                                         NUMBER HOLDER


                                                         ----------------------
                                                         ----------------------